UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2006

  PROTOCALL TECHNOLOGIES INCORPORATED

(Exact Name of Registrant as Specified in Charter)

NEVADA
____________________________________
(State or Other Jurisdiction of Incorporation)

0-51111	41-2033500
(Commission File Number)	(IRS Employer Identification No.)

47 MALL DRIVE
COMMACK, NEW YORK	11725-5717
(Address of Principal Executive Offices)	(Zip Code)

(631) 543-3655
(Registrant's telephone number, including area code)

___________________________________________________________________________ (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 2, 2006, we filed an amendment to our articles of incorporation with the Nevada Secretary of State increasing the number of our authorized shares of common stock from 100,000,000 to 200,000,000. This amendment was approved by all members of our board of directors and by the three holders of a majority of our outstanding common stock by written consent. On September 11, 2006, an information statement on Schedule 14C notifying our stockholders of action taken by written consent was mailed to stockholders of record on August 29, 2006.

The amendment to our articles of incorporation is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment to Articles of Incorporation of Protocall Technologies Incorporated, filed with the Nevada Secretary of State on October 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 5, 2006

PROTOCALL TECHNOLOGIES INCORPORATED

By:	/s/ Bruce Newman
Bruce Newman
President and Chief Executive Officer